Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
18.	Income Taxes
The components of earnings (loss) from continuing operations before income taxes consisted of the following (in millions):

	For the Years Ended December 31,
	2021	2020	2019
United States operations	$(118.8)	$(387.6)	$(126.1)
Foreign operations	617.8	282.4	1,006.2

Total	$499.0	$(105.2)	$880.1

The provision/(benefit) for income taxes and the income taxes paid consisted of the following (in millions):

Current:
Federal	$44.3	$(58.4)	$86.4
State	7.2	2.7	9.0
Foreign	104.1	(79.7)	254.4

	155.6	(135.4)	349.8

Deferred:
Federal	(83.5)	(12.7)	(119.2)
State	(19.4)	(10.0)	(4.2)
Foreign	0.8	62.1	(464.4)

	(102.1)	39.4	(587.8)

Provision (benefit) for income taxes	$53.5	$(96.0)	$(238.0)

Net income taxes paid	$258.4	$142.0	$183.6
A reconciliation of the U.S. statutory income tax rate to our effective tax rate is as follows:

	For the Years Ended December 31,
	2021	2020	2019
U.S. statutory income tax rate	21.0%	21.0%	21.0%
State taxes, net of federal deduction	(2.8)	6.6	0.7
Tax impact of foreign operations, including U.S. taxes on international income and foreign tax credits	(10.3)	37.4	(11.6)
Change in valuation allowance	(0.5)	3.8	1.6
Non-deductible expenses	1.3	(4.3)	0.3
Goodwill impairment	—	(92.0)	—
Tax rate change	0.1	5.5	0.7
Tax impact of certain significant transactions	1.1	—	—
Tax benefit relating to foreign derived intangible income and U.S. manufacturer’s deduction	0.4	14.2	(4.4)
R&D tax credit	(2.2)	4.8	(1.1)
Share-based compensation	(0.2)	(1.0)	(0.2)
Net uncertain tax positions, including interest and penalties	2.9	56.9	1.8
U.S. tax reform	—	—	0.1
Switzerland tax reform and certain restructuring transactions	—	40.9	(35.8)
Other	(0.1)	(2.5)	(0.1)

Effective income tax rate	10.7%	91.3%	(27.0)%

Our operations in Puerto Rico benefit from a tax incentive grant which expires in fiscal year 2026.
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Valuation allowances are recorded to reduce deferred income tax assets when it is more likely than not that an income tax benefit will not be realized. We reclassified certain prior period amounts to conform to the current period presentation.
The components of deferred taxes consisted of the following (in millions):

	As of December 31,
	2021	2020
Deferred tax assets:
Inventory	$204.2	$226.4
Net operating loss carryover	454.0	494.6
Tax credit carryover	79.7	75.7
Capital loss carryover	8.6	9.0
Product liability and litigation	44.4	53.0
Accrued liabilities	101.7	82.7
Share-based compensation	30.2	28.7
Accounts receivable	14.8	15.0
Foreign currency items	—	57.1
Other	56.9	19.1

Total deferred tax assets	994.5	1,061.3
Less: Valuation allowances	(460.1)	(527.3)

Total deferred tax assets after valuation allowances	534.4	534.0

Deferred tax liabilities:
Fixed assets	$117.1	$102.0
Intangible assets	509.7	578.9
Foreign currency items	3.5	—
Other	34.0	28.1

Total deferred tax liabilities	664.3	709.0

Total net deferred income taxes	$(129.9)	$(175.0)

We have reclassified certain previously reported components of deferred taxes to conform to the current year presentation.
At December 31, 2021, the following net operating loss, tax credit carryovers, and capital loss carryovers are available to reduce future federal, state and foreign taxable earnings (in millions):

Expiration Period:	Net operating loss carryover	Tax credit carryover	Capital loss carryover
1-5 years	$2.4	$15.1	$1.7
6-10 years	52.4	55.5	—
11+ years	276.9	1.6	—
Indefinite	122.3	7.5	6.9

	454.0	79.7	8.6

Valuation allowances	$391.6	$46.7	$8.6

The remaining valuation allowances booked against deferred tax assets of $13.2 million related primarily to accrued liabilities and intangible assets that management believes, more likely than not, will not be realized.
We intend to repatriate at least $5.0 to $6.0 billion of unremitted earnings, of which the additional tax related to remitting earnings is deemed immaterial as a portion of these earnings has already been taxed as toll tax or GILTI and is not subject to further U.S. federal tax. Portions of the additional tax would also be offset by allowable foreign tax credits. Of the $5.0 to $6.0 billion amount, we have an estimated $4.6 billion of cash and intercompany notes available to repatriate and the remainder is invested in the operations of our foreign entities. The remaining amounts earned overseas are expected to be permanently reinvested outside of the United States. If the Company decides at a later date to repatriate these earnings to the U.S., the Company would be required to provide for the net tax effects on these amounts. The Company estimates that the total tax effect of this repatriation would not be significant under current enacted tax laws and regulations and at current currency exchange rates.
The following is a tabular reconciliation of the total amounts of unrecognized tax benefits (in millions):

	For the Years Ended December 31,
	2021	2020	2019
Balance at January 1	$619.4	$741.8	$685.2
Increases related to prior periods	11.5	75.3	24.7
Decreases related to prior periods	(12.7)	(158.3)	(35.6)
Increases related to current period	7.3	3.4	133.2
Decreases related to settlements with taxing authorities	(65.1)	(14.6)	(60.2)
Decreases related to lapse of statute of limitations	(1.8)	(28.2)	(5.5)

Balance at December 31	$558.6	$619.4	$741.8

Amounts impacting effective tax rate, if recognized balance at December 31	$426.4	$473.9	$599.2

We recognize accrued interest and penalties related to unrecognized tax benefits as income tax expense. During 2021, we accrued interest and penalties of $8.9 million, and as of December 31, 2021, had a recognized liability for interest and penalties of $116.2 million, which does not include any increase related to business combinations.
During 2020, we released interest and penalties of $1.7 million, and as of December 31, 2020, had a recognized liability for interest and penalties of $107.4 million, which does not include any increase related to business combinations. During 2019, we accrued interest and penalties of $15.9 million, and as of December 31, 2019, had a recognized liability for interest and penalties of $109.4 million, which does not include any increase related to business combinations.
We operate on a global basis and are subject to numerous and complex tax laws and regulations. Additionally, tax laws have and continue to undergo rapid changes in both application and interpretation by various countries, including state aid interpretations and the Organization for Economic Cooperation and Development led initiatives. Our income tax filings are subject to examinations by taxing authorities throughout the world. Income tax audits may require an extended period of time to reach resolution and may result in significant income tax adjustments when interpretation of tax laws or allocation of company profits is disputed. Although ultimate timing is uncertain, the net amount of tax liability for unrecognized tax benefits may change within the next twelve months due to changes in audit status, expiration of statutes of limitations, settlements of tax assessments and other events. Management’s best estimate of such change is within the range of a $140 million decrease to a $20 million increase.
We are under continuous audit by the Internal Revenue Service (“IRS”) and other taxing authorities. During the course of these audits, we receive proposed adjustments from taxing authorities that may be material. Therefore, there is a possibility that an adverse outcome in these audits could have a material effect on our results of operations and financial condition. Our U.S. Federal income tax returns have been audited through 2015 and are currently under audit for years 2016-2019.
In October 2020, we reached agreement with the IRS for tax years 2006-2012 related to the reallocation of profits between the U.S. and Puerto Rico as well as other miscellaneous adjustments.
The IRS has proposed adjustments for tax years 2010-2012, primarily related to reallocating profits between certain of our U.S. and foreign subsidiaries, which remain unsettled. We have disputed these adjustments and intend to continue to vigorously defend our positions as we pursue resolution through the administrative process with the IRS Independent Office of Appeals.
The IRS has proposed adjustments for tax years 2013-2015 relating to transfer pricing involving our cost sharing agreement between the U.S. and Switzerland affiliated companies and reallocating profits between certain of our U.S. and foreign subsidiaries. This includes a proposed increase to our U.S. Federal taxable income, which would result in additional tax expense related to 2013 of approximately $370 million, subject to interest and penalties related to our cost sharing agreement. We strongly believe that the position of the IRS, with regard to this matter, is inconsistent with the applicable U.S. Treasury regulations governing our cost sharing agreement. We do not expect changes to our reserves relative to these matters within the next twelve months. We intend to vigorously contest the adjustment, and we will pursue all available administrative and, if necessary, judicial remedies. If we pursue judicial remedies in the U.S. Tax Court for years 2013-2015, a number of years will likely elapse before such matters are finally resolved. No payment of any amount related to this matter is required to be made, if at all, until all applicable proceedings have been completed.
State income tax returns are generally subject to examination for a period of 3 to 5 years after filing of the respective return. The state impact of any federal changes generally remains subject to examination by various states for a period of up to one year after formal notification to the states. We have various state income tax return positions in the process of examination, administrative appeals or litigation.
In other major jurisdictions, open years are generally 2014 or later.
A public referendum held in Switzerland passed the Federal Act on Tax Reform and AHV Financing (“TRAF”), effective January 1, 2020. The TRAF provides transitional relief measures for companies that are losing the tax benefit of a ruling, including a
“step-up”
for amortizable goodwill, equal to the amount of future tax benefit they would have received under their existing ruling, subject to certain limitations. This resulted in the recording of a deferred tax asset for future deductions of tax goodwill. For 2021, we recognized benefits of $6.9 million related to certain adjustments to the estimated net deferred tax asset from the filing of tax returns.